EXHIBIT 99.7

Equity One 2004-2, Term
Prepared for TIAA
Assumptions
-----------
55% Loss Severity, 12 Months Lag, Servicer Advances
Triggers On
Speed is all-in
100% PPC
Fixed-22 HEP
Arm- 28CPR


Forward Libor      To Call
                   -------------------------------------------------------------------------

                               Aa2 / AA / AA             A2 / A / A+            A3 / A- / A
100% PPC                           Class M-1               Class M-2              Class M-3
--------
Break CDR                             11.814                   8.963                  8.302
WAL                                     8.72                    8.55                   8.55
Mod Durn                               6.905                   6.682                  6.654
Principal window               Jan13 - Jan13           Nov12 - Nov12          Nov12 - Nov12
Principal Writedown           100.46 (0.00%)          100.67 (0.00%)         101.02 (0.00%)
Total Collat Loss    154,532,095.91 (22.08%) 115,249,788.51 (16.46%)106,444,162.27 (15.21%)
                   -------------------------------------------------------------------------


Forward Libor
                   -----------------------------------------------------------------------

                          Baa1 / BBB+ / A-       Baa1 / BBB / BBB+      Baa2 / BBB- / BBB
100% PPC                         Class M-4               Class B-1              Class B-2
--------
Break CDR                            7.696                   7.116                  6.583
WAL                                   8.55                    8.47                   8.47
Mod Durn                             6.582                   6.681                  6.501
Principal window             Nov12 - Nov12           Oct12 - Oct12          Oct12 - Oct12
Principal Writedown         100.76 (0.00%)          100.14 (0.00%)         100.63 (0.00%)
Total Collat Loss   98,434,159.70 (14.06%)  90,514,257.27 (12.93%) 83,553,296.26 (11.94%)
                   -----------------------------------------------------------------------



                   Maturity
                   -------------------------------------------------------------------------

                               Aa2 / AA / AA             A2 / A / A+            A3 / A- / A
100% PPC                           Class M-1               Class M-2              Class M-3
--------
Break CDR                             10.884                   8.265                  7.666
WAL                                     11.9                   13.59                  18.34
Mod Durn                               8.643                   9.276                 11.147
Principal window               Dec12 - Jun34           Sep14 - Jun34          Jul19 - Jun34
Principal Writedown           100.45 (0.00%)          100.42 (0.00%)         100.52 (0.00%)
Total Collat Loss    158,832,168.41 (22.69%) 119,263,659.78 (17.04%)110,343,454.49 (15.76%)
                   -------------------------------------------------------------------------



                   -----------------------------------------------------------------------

                          Baa1 / BBB+ / A-       Baa1 / BBB / BBB+      Baa2 / BBB- / BBB
100% PPC                         Class M-4               Class B-1              Class B-2
--------
Break CDR                            7.113                   6.598                  6.230
WAL                                  18.61                   18.58                  18.65
Mod Durn                            11.020                  11.022                 10.696
Principal window             Nov19 - Jun34           Oct19 - Jun34          Nov19 - Jun34
Principal Writedown         100.92 (0.00%)          100.81 (0.00%)         104.08 (0.00%)
Total Collat Loss  102,145,097.64 (14.59%)  94,550,797.69 (13.51%) 89,134,587.19 (12.73%)
                   -----------------------------------------------------------------------

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